CUISINE SOLUTIONS, INC.

RESTRICTED STOCK UNIT AWARD AGREEMENT

(2007 EQUITY INCENTIVE PLAN)

                This RESTRICTED STOCK UNIT AWARD AGREEMENT, is dated August 18, 2008 and delivered by CUISINE SOLUTIONS, INC., a Delaware corporation (the "Corporation"), to L. Felipe Hasselmann an employee of the Corporation (the "Grantee").

                WHEREAS, the Board of Directors of the Corporation (the "Board") on August 3, 2007, adopted, and the shareholders of the Corporation at their 2007 Annual Meeting approved, the Corporation's 2007 Equity Incentive Plan (the "Plan"), which is administered by the Compensation Committee of the Board (the "Compensation Committee") and the Plan provides for the grant of restricted stock unit awards (the "Restricted Units") to key employees of the Corporation, in accordance with the terms and provisions thereof; and

                WHEREAS, the Board has determined that the Grantee shall be given a restricted stock unit award pursuant to the Plan and subject to the terms of this Agreement;

                NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.     Restricted Stock Unit Award.

        Subject to the terms and conditions set forth in this Agreement, the Corporation hereby awards the Grantee 72,000 Restricted Units (the "Award") under the Plan. The Grantee accepts the Award and agrees to be bound by the terms and conditions of this Agreement and the Plan with respect to the grant.

2.     Restricted Unit Account.

        The Corporation shall establish and maintain a Restricted Unit account for and on behalf of the Grantee and shall record in such account the number of Restricted Units awarded to the Grantee. No shares of Common Stock shall be issued to the Grantee at the time the award is made, and the Grantee shall not be, nor have any of the rights or privileges of, a stockholder of the Corporation with respect to any Restricted Units recorded in the account.

3.     Interest not Transferable.

        Unless otherwise provided by law, prior to the time that the shares of Common Stock subject to this Award are delivered to the Grantee, the Grantee shall not have the right to transfer, pledge, sell, assign or otherwise dispose of any shares of Common Stock subject to the Award, and any attempted transfer or disposition of the shares by the Grantee, whether by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary, or involuntary, or by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), shall be null and void and have no effect.  For example, the Grantee may not use shares that may be issued in respect of this Award as security for a loan.  Additionally, this Award is not transferable, except by will or by the laws of descent and distribution.  Notwithstanding the foregoing, by delivering written notice to the Corporation, in a form satisfactory to the Corporation, the Grantee may designate a third party who, in the event of the Grantee’s death, shall thereafter be entitled to receive any distributions of Common Stock to which the Grantee is entitled at the time of death pursuant to this Agreement. The Grantee shall not have any interest in any fund or specific asset of the Corporation by reason of this award or the Restricted Unit account established for the Grantee.

4.     Lapsing of Restrictions.

        Except as otherwise provided in this Agreement, the restrictions applicable to the Restricted Units shall lapse only upon the achievement of the performance targets defined in Appendix A in accordance with the schedule set forth in Appendix A.  In the event that a Restricted Unit vests, the Corporation shall deliver to the grantee one (1) share of Common Stock for each Restricted Unit that is vested within ninety (90) days after the end of the applicable fiscal year and after the Compensation Committee certification with respect to the Company's performance as described in Section 6.

5.     Termination of Restricted Units.

        The period of performance covered by this award shall be from the last day of the Company's fiscal year 2008 until the last day of the Company's fiscal year 2013 (the "Performance Period"). Unless otherwise terminated or converted into Common Stock in accordance with Appendix A, the Restricted Units shall terminate and become null and void ninety (90) days after the expiration of the Performance Period.

        Upon the termination of Grantee's Continuous Service for any reason (except as otherwise set forth below), any Restricted Units which have not vested shall terminate. Upon termination of Grantee's employment as a result of Board approved retirement (consistent with the Corporation's policies regarding retirement), Disability or death ("Qualified Reason"), vesting shall occur with respect to, at a maximum, the number of Restricted Units granted to Grantee that have not vested as of the date of termination, divided by the number of weeks in the Performance Period, multiplied by the number of weeks employed during the Performance Period prior to Grantee's termination for a Qualified Reason (the "Pro Rata Units"); provided, however, that the restrictions shall lapse with respect to the Pro Rata Units only in accordance with the Company's  achievement of the performance targets provided in Appendix A through the end of the fiscal year in which the Qualified Reason occurs, as described on Appendix A.

6.     Procedures.

        Within sixty (60) days following the end of each of the Corporation's fiscal years during the Performance Period, the Compensation Committee will certify to the Corporation's Corporate Secretary the actual performance achieved with respect to the criteria set forth in Appendix A. In addition, the Compensation Committee will certify to the Corporation's Corporate Secretary any Restricted Units with respect to which the restrictions have lapsed. Upon receipt of such certification, the Corporate Secretary will cause the Company's transfer agent to issue to the Grantee one share of the Company's Common Stock for each Restricted Unit for which the restrictions have lapsed.

        The obligation of the Corporation to deliver Common Stock shall, however, be subject to the condition that if at any time the Compensation Committee shall determine in its discretion that the listing, registration or qualification of the shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issue of shares, the shares may not be issued in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Compensation Committee. The issuance of shares to Grantee pursuant to this Agreement is subject to any applicable taxes and other laws or regulations of the United States or of any state/country having jurisdiction thereof.

7.     Grantee's Securities Law Representations.

        The Grantee hereby represents and warrants to the Corporation: (a) that the Common Stock subject to the Restricted Units is being acquired for purposes of investment and not with a view to distribution thereof; (b) that if Grantee is or becomes an affiliate of the Corporation (as defined in regulations promulgated by the Securities and Exchange Commission) prior to the time of any proposed resale of shares acquired, or if such shares are not registered under the Securities Act of 1933, as amended (the "1933 Act"), the Grantee will comply with all applicable conditions of the 1933 Act and the rules and regulations promulgated thereunder in effecting such resale; and (c) that the Grantee shall not dispose of any shares of such Common Stock in any manner that is, or may involve the Corporation in, a violation of any federal or state securities law, including the 1933 Act.

        The Compensation Committee may require that the share certificates be inscribed with a legend restricting transfer in accordance with applicable securities law requirements.

8.     Adjustment Upon Changes in Capitalization.

        In the event of any change in the number or class of shares of Common Stock outstanding, by reason of a stock dividend, stock split, subdivision or combination of shares, a merger or consolidation in which the Corporation is the surviving corporation, or any other change in capitalization, the Restricted Units and the number and class of shares subject to the Restricted Units shall be adjusted by the Compensation as it determines to be required in its discretion.

9.     Change In Control.

        The Restricted Units shall vest with respect to 100% of the shares subject to the Restricted Units upon a "Change in Control" as that term is defined in the Plan.

10.     Employment Not Affected.

        The granting of the Award shall not be construed to create an obligation on the part of the Corporation or its subsidiaries to continue Grantee's Continuous Service. Except as may otherwise be provided in a written agreement between Grantee and the Corporation (or its subsidiary), the Corporation and its subsidiaries specifically reserve the right to terminate at will, with or without cause, the Grantee's employment or service at any time (whether by dismissal, discharge, retirement or otherwise).

11.     Amendment of Award.

        The Award may be amended, in whole or in part, by the Compensation Committee at any time if it determines, in its sole discretion, that such amendment is necessary or advisable in the light of any addition to or change in: (a) the Code or regulations issued thereunder or (b) any federal or state securities law or other law or regulation, which change occurs after the grant of the Award and by its terms retroactively applies to the Award; provided,however, that no such amendment shall, without the Grantee's consent, materially adversely affect Grantee's rights in and to the Restricted Units.

12.     Notice.

        Notices to the Corporation shall be addressed to it in care of its Chief Financial Officer or Corporate Secretary, and any notice to the Grantee shall be addressed to the current address shown on the Corporation's payroll records. Any notice shall be deemed duly given if delivered in writing directly to the recipient or by registered or certified mail, postage prepaid.

13.     Incorporation of 2007 Equity Incentive Plan by Reference.

        The Award is granted pursuant to the terms of the Corporation's 2007 Equity Incentive Plan, as in effect from time to time, the terms of which are incorporated herein by reference, and shall in all respects be interpreted in accordance therewith. Any capitalized terms used herein that are not otherwise defined shall have the meaning set forth in the Plan.  The Compensation Committee shall have full authority to interpret and construe the Award, in its sole discretion, and its decision shall be conclusive and binding upon any question of law or fact arising hereunder and shall be enforceable at law or in equity by any court of competent jurisdiction.

14.     Governing Law.

        The validity, construction, interpretation and effect of this instrument and any other matter arising under this instrument shall exclusively be governed by, and determined in accordance with applicable Federal law and the laws of the State of Virginia, without regard to Virginia rules for conflicts of law.

14.  Withholding Obligations

A.    On or before the time the Grantee receive a distribution of Common Stock pursuant to this Award, or at any time thereafter as requested by the Corporation, the Grantee hereby authorizes any required withholding from the Common Stock issuable to the Grantee and/or otherwise agrees to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Corporation  or any Affiliate which arise in connection with the Award (the “Withholding Taxes”).  The Grantee may direct the Corporation to withhold shares of Common Stock with a Fair Market Value (measured as of the date shares of Common Stock are delivered as set forth above) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Common Stock so withheld shall not exceed the amount necessary to satisfy the Corporation’s required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income.

B.     Unless the tax withholding obligations of the Corporation and/or any Affiliate are satisfied, the Corporation shall have no obligation to deliver to the Grantee any Common Stock.

        IN WITNESS WHEREOF, the parties have executed this Restricted Stock Award Agreement as of the date first written above.

Attest:                                                           CUISINE SOLUTIONS, INC.

/s/ Ronald R. Zilkowski                                 By: /s/ Stanislas Vilgrain

----------------------------                         ----------------------------------

Ronald R. Zilkowski                                      Stanislas Vilgrain

Corporate Secretary                                      Chief Executive Officer & President

        I hereby accept the award of Restricted Units described in this Agreement, and I agree to be bound by the terms of the Plan and this Agreement.  I hereby further agree that all decisions and determinations of the Compensation Committee with respect to the Restricted Units shall be final and binding.

/s/ L. Felipe Hasselmann

----------------------------

L. Felipe Hasselmann

APPENDIX A

                           RESTRICTED STOCK UNIT AWARD

                    PERFORMANCE TARGETS AND VESTING SCHEDULE

I.      DEFINITIONS

        "Pre-Tax EPS Growth" shall mean growth in Pre-Tax EPS (as defined below)

as measured at the end of each fiscal year of the Performance Period. Growth shall be measured off of the Base Year Pre-Tax EPX.

        "Base Year Pre-Tax EPX" shall mean Pre-Tax Operating Earnings Per Share divided by Fully Diluted Shares. Operating Earnings Per Share shall be the final

Base Year earnings per share excluding certain items as approved by the Board consistent with past practice and reported by the company in its fiscal year end earnings release.

        "Fully Diluted Shares" shall mean total diluted shares as reported in the Company's Consolidated Income Statement for each fiscal year of the

Performance Period, but shall exclude the dilutive effect of any restricted stock or restricted stock unit awards granted during the Performance Period and all options, restricted stock and other equity compensation granted to Directors during the Performance Period.

        "Investment Grade" shall mean an investment rating of not less than BBB-

or Baa3 by one of the major rating agencies (Standard and Poors, Moodys Investor

Service or Fitch). If, at the time of measurement, the Corporation's debt is not rated, then it shall be considered Investment Grade.

        "Pre-Tax Earnings" shall mean the Corporation's earnings before income taxes as reported in the Company's Consolidated Income Statement for each fiscal year of the Performance Period, excluding any non-cash charge incurred in accordance with accounting principles generally accepted in the United States of

America (GAAP) for any restricted stock or restricted stock unit awards granted during the Performance Period and all options, restricted stock and other equity compensation granted to Directors during the Performance Period.

        "Pre-Tax EPS" shall mean Pre-Tax Earnings divided by Fully Diluted

Shares.

II.     PERFORMANCE TARGETS

72,000 Restricted Units    25,710 Threshold    56,570 Intermediate   72,000 Stretch

------------------------   ----------------    -------------------   --------------

Growth                     8% Compounded       11% Compounded        15% Compounded

Corporation's debt must be Investment Grade at the end of the Performance

Period, and in any year in which vesting occurs.

III.    VESTING SCHEDULE

The restrictions will lapse with respect to the corresponding number of

Restricted Units associated with the performance targets set forth in II above based on the following schedule. This schedule shall be adjusted for any change in the number or class of shares of Stock outstanding, by reason of a stock dividend, stock split, subdivision or combination of shares.

"A" equals Base Year Pre-Tax EPX

                                                            Share       %      Shares

Year 2 allocation                             EPS Growth    Alloc    vesting   earned

-----------------------------------------     ----------   -------   -------   ------

((A*1.08)*1.08)                                8%-10.4%     25,710        10%   2,570

((A*1.105)*1.105)                             10.5%-14.9%   56,570        10%   5,660

((A*1.15)*1.15) +                                15%+       72,000        10%   7,200

                                                            Share       %      Shares

Year 3 allocation                             EPS Growth    Alloc    vesting   earned

-----------------------------------------     ----------   -------   -------   ------

(((A*1.08)*1.08)*1.08)                         8%-10.4%     25,710        15%   3,860

(((A*1.105)*1.105)*1.105)                     10.5%-14.9%   56,570        15%   8,490

(((A*1.15)*1.15)*1.15) +                         15%+       72,000        15%  10,800

                                                            Share       %      Shares

Year 4 allocation                             EPS Growth    Alloc    vesting   earned

-----------------------------------------     ----------   -------   -------   ------

((((A*1.08)*1.08)*1.08)*1.08)                  8%-10.4%     25,710        20%    5,140

((((A*1.105)*1.105)*1.105)*1.105)             10.5%-14.9%   56,570        20%   11,310

((((A*1.15)*1.15)*1.15)*1.15) +                  15%+       72,000        20%   14,400

                                                Share       %      Shares

Year 5 Allocation                           EPS Growth    Alloc    vesting   earned*

-----------------------------------------   ----------   -------   -------   -------

 (((((A*1.08)*1.08)*1.08)*1.08)*1.08)                 8.0%     25,710   100.0%      25,710

(((((A*1.081)*1.081)*1.081)*1.081)*1.081)             8.1%     38,565   100.0%      38,565

(((((A*1.082)*1.082)*1.082)*1.082)*1.082)             8.2%     38,565   100.0%      38,565

(((((A*1.083)*1.083)*1.083)*1.083)*1.083)             8.3%     38,565   100.0%      38,565

(((((A*1.084)*1.084)*1.084)*1.084)*1.084)             8.4%     38,565   100.0%      38,565

(((((A*1.085)*1.085)*1.085)*1.085)*1.085)             8.5%     38,565   100.0%      38,565

(((((A*1.086)*1.086)*1.086)*1.086)*1.086)             8.6%     38,565   100.0%      38,565

(((((A*1.087)*1.087)*1.087)*1.087)*1.087)             8.7%     38,565   100.0%      38,565

(((((A*1.088)*1.088)*1.088)*1.088)*1.088)             8.8%     38,565   100.0%      38,565

(((((A*1.089)*1.089)*1.089)*1.089)*1.089)             8.9%     44,993   100.0%      44,993

(((((A*1.09)*1.09)*1.09)*1.09)*1.09)                  9.0%     44,993   100.0%      44,993

(((((A*1.091)*1.091)*1.091)*1.091)*1.091)             9.1%     44,993   100.0%      44,993

(((((A*1.092)*1.092)*1.092)*1.092)*1.092)             9.2%     44,993   100.0%      44,993

(((((A*1.093)*1.093)*1.093)*1.093)*1.093)             9.3%     44,993   100.0%      44,993

(((((A*1.094)*1.094)*1.094)*1.094)*1.094)             9.4%     44,993   100.0%      44,993

(((((A*1.095)*1.095)*1.095)*1.095)*1.095)             9.5%     44,993   100.0%      44,993

(((((A*1.096)*1.096)*1.096)*1.096)*1.096)             9.6%     51,420   100.0%      51,420

(((((A*1.097)*1.097)*1.097)*1.097)*1.097)             9.7%     51,420   100.0%      51,420

(((((A*1.098)*1.098)*1.098)*1.098)*1.098)             9.8%     51,420   100.0%      51,420

(((((A*1.099)*1.099)*1.099)*1.099)*1.099)             9.9%     51,420   100.0%      51,420

(((((A*1.1)*1.1)*1.1)*1.1)*1.1)                       10.0%    51,420   100.0%      51,420

(((((A*1.101)*1.101)*1.101)*1.101)*1.101)             10.1%    51,420   100.0%      51,420

(((((A*1.102)*1.102)*1.102)*1.102)*1.102)             10.2%    56,570   100.0%      56,570

(((((A*1.103)*1.103)*1.103)*1.103)*1.103)             10.3%    56,570   100.0%      56,570

(((((A*1.104)*1.104)*1.104)*1.104)*1.104)             10.4%    56,570   100.0%      56,570

(((((A*1.105)*1.105)*1.105)*1.105)*1.105)             10.5%    56,570   100.0%      56,570

(((((A*1.106)*1.106)*1.106)*1.106)*1.106)             10.6%    56,570   100.0%      56,570

(((((A*1.107)*1.107)*1.107)*1.107)*1.107)             10.7%    56,570   100.0%      56,570

(((((A*1.108)*1.108)*1.108)*1.108)*1.108)             10.8%    56,570   100.0%      56,570

(((((A*1.109)*1.109)*1.109)*1.109)*1.109)             10.9%    59,140   100.0%      59,140

(((((A*1.11)*1.11)*1.11)*1.11)*1.11)                  11.0%    59,140   100.0%      59,140

(((((A*1.111)*1.111)*1.111)*1.111)*1.111)             11.1%    59,140   100.0%      59,140

(((((A*1.112)*1.112)*1.112)*1.112)*1.112)             11.2%    59,140   100.0%      59,140

(((((A*1.113)*1.113)*1.113)*1.113)*1.113)             11.3%    59,140   100.0%      59,140

(((((A*1.114)*1.114)*1.114)*1.114)*1.114)             11.4%    59,140   100.0%      59,140

(((((A*1.115)*1.115)*1.115)*1.115)*1.115)             11.5%    59,140   100.0%      59,140

(((((A*1.116)*1.116)*1.116)*1.116)*1.116)             11.6%    61,710   100.0%      61,710

(((((A*1.117)*1.117)*1.117)*1.117)*1.117)             11.7%    61,710   100.0%      61,710

(((((A*1.118)*1.118)*1.118)*1.118)*1.118)             11.8%    61,710   100.0%      61,710

(((((A*1.119)*1.119)*1.119)*1.119)*1.119)             11.9%    61,710   100.0%      61,710

(((((A*1.12)*1.12)*1.12)*1.12)*1.12)                  12.0%    61,710   100.0%      61,710

(((((A*1.121)*1.121)*1.121)*1.121)*1.121)             12.1%    61,710   100.0%      61,710

(((((A*1.122)*1.122)*1.122)*1.122)*1.122)             12.2%    64,280   100.0%      64,280

(((((A*1.123)*1.123)*1.123)*1.123)*1.123)             12.3%    64,280   100.0%      64,280

(((((A*1.124)*1.124)*1.124)*1.124)*1.124)             12.4%    64,280   100.0%      64,280

(((((A*1.125)*1.125)*1.125)*1.125)*1.125)             12.5%    64,280   100.0%      64,280

(((((A*1.126)*1.126)*1.126)*1.126)*1.126)             12.6%    64,280   100.0%      64,280

(((((A*1.127)*1.127)*1.127)*1.127)*1.127)             12.7%    64,280   100.0%      64,280

(((((A*1.128)*1.128)*1.128)*1.128)*1.128)             12.8%    66,860   100.0%      66,860

(((((A*1.129)*1.129)*1.129)*1.129)*1.129)             12.9%    66,860   100.0%      66,860

(((((A*1.13)*1.13)*1.13)*1.13)*1.13)                  13.0%    66,860   100.0%      66,860

(((((A*1.131)*1.131)*1.131)*1.131)*1.131)             13.1%    66,860   100.0%      66,860

(((((A*1.132)*1.132)*1.132)*1.132)*1.132)             13.2%    66,860   100.0%      66,860

(((((A*1.133)*1.133)*1.133)*1.133)*1.133)             13.3%    66,860   100.0%      66,860

(((((A*1.134)*1.134)*1.134)*1.134)*1.134)             13.4%    69,430   100.0%      69,430

(((((A*1.135)*1.135)*1.135)*1.135)*1.135)             13.5%    69,430   100.0%      69,430

(((((A*1.136)*1.136)*1.136)*1.136)*1.136)             13.6%    69,430   100.0%      69,430

(((((A*1.137)*1.137)*1.137)*1.137)*1.137)             13.7%    69,430   100.0%      69,430

(((((A*1.138)*1.138)*1.138)*1.138)*1.138)             13.8%    69,430   100.0%      69,430

(((((A*1.139)*1.139)*1.139)*1.139)*1.139)             13.9%    69,430   100.0%      69,430

(((((A*1.14)*1.14)*1.14)*1.14)*1.14)                  14.0%    71,280   100.0%      71,280

(((((A*1.141)*1.141)*1.141)*1.141)*1.141)             14.1%    71,280   100.0%      71,280

(((((A*1.142)*1.142)*1.142)*1.142)*1.142)             14.2%    71,280   100.0%      71,280

(((((A*1.143)*1.143)*1.143)*1.143)*1.143)             14.3%    71,280   100.0%      71,280

(((((A*1.144)*1.144)*1.144)*1.144)*1.144)             14.4%    71,280   100.0%      71,280

(((((A*1.145)*1.145)*1.145)*1.145)*1.145)             14.5%    71,280   100.0%      71,280

(((((A*1.146)*1.146)*1.146)*1.146)*1.146)             14.6%    72,000   100.0%      72,000

(((((A*1.147)*1.147)*1.147)*1.147)*1.147)             14.7%    72,000   100.0%      72,000

(((((A*1.148)*1.148)*1.148)*1.148)*1.148)             14.8%    72,000   100.0%      72,000

(((((A*1.149)*1.149)*1.149)*1.149)*1.149)             14.9%    72,000   100.0%      72,000

(((((A*1.15)*1.15)*1.15)*1.15)*1.15)       +    15.0%    72,000   100.0%   72,000

*(SHALL BE REDUCED BY SHARES EARNED, IF ANY, IN YEARS 3&4)

In the event of termination for a Qualified Reason, the number of shares earned shall be measured at the end of the fiscal year in which the termination for a

Qualified Reason occurred, and shall be paid after the end of such fiscal year.

Accordingly, no Restricted Units will vest if termination occurs during fiscal year 2009.